EXECUTION VERSION
EXHIBIT 10.5

This AMENDMENT NO. 3 (this “Amendment No. 3”), dated as of December 8, 2016 and entered into by and among Perrigo Finance Unlimited Company (formerly Perrigo Finance PLC), a public unlimited company organized under the laws of Ireland (the “Revolving Borrower”), Perrigo Company PLC, a public limited company organized under the laws of Ireland (the “Company”), certain Lenders listed on the signature pages hereto (the “Consenting Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends that certain Revolving Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, as further amended by Amendment No. 2, dated September 9, 2016, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Revolving Borrower, the Company, the lenders party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the Revolving Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, by signing this Amendment No. 3 the Required Lenders have consented to this Amendment No. 3 and to the amendments to the Credit Agreement described in Section 2 below.
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3.
2.Amendments. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to amend:
(a) Section 6.01(e) of the Credit Agreement by deleting the word “and”;
(b) Section 6.01(f) by replacing “.” with “; and”;
(c) Section 6.01 by adding a new subclause (g) thereof as follows:
“(g)    Indebtedness arising pursuant to any transaction permitted by Section 6.09 in the event such transaction becomes subject to a recharacterization as a loan or a transaction creating a security interest or other security device.”
(d) Section 6.02(h) of the Credit Agreement by deleting the word “and”;

(e) Section 6.02(i) by replacing “.” with “; and”; and
(f) Section 6.02 by adding a new subclause (j) thereof (but, for the avoidance of doubt, not amending the paragraph immediately thereafter) as follows:
“(j)     any transaction permitted by Section 6.09, including any Liens on the assets that are the subject of such transaction in the event such transaction becomes subject to a recharacterization as a loan or a transaction creating a security interest or other security device.”
3. Representations and Warranties; Loan Document. Each of the Revolving Borrower and the Company hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. This Amendment No. 3 is a “Loan Document,” as defined in the Credit Agreement.
4. Conditions.    The amendments contained in Section 2 of this Amendment No. 3 shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received counterparts of this Amendment No. 3 duly executed and delivered by the Revolving Borrower, the Company, Consenting Lenders constituting the Required Lenders and the Administrative Agent.
(b)The representations and warranties of each Loan Party set forth in Section 3 above are true and correct on and as of the Amendment Effective Date.
(c)The Revolving Borrower shall have paid all expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent.
5. Continuing Effect; No Other Amendments; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend any other provisions of the Credit Agreement. Each of the Revolving Borrower and the Company hereby acknowledges and agrees that, after giving effect to this Amendment No. 3, except as expressly set forth in this Amendment No. 3, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by the Company) to which it is a party are reaffirmed, and remain

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in full force and effect. The execution, delivery and performance of this Amendment No. 3 shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
6.Expenses. The Revolving Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment No. 3, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
7.Headings. Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment No. 3 or any Loan Document.
8.Counterparts. This Amendment No. 3 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
9.GOVERNING LAW. THIS AMENDMENT NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY,
as the Revolving Borrower

By:	/s/ Louis K. Cherico
Name: Louis K. Cherico
Title: Treasurer

PERRIGO COMPANY PLC,
as the Company

By:	/s/ Louis K. Cherico
Name: Louis K. Cherico
Title: Treasurer

[Perrigo JPM Revolver Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Administrative
Agent

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Signature Page - Revolver Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Signature Page - Revolver Amendment No. 3]

BARCLAYS BANK PLC, as Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page - Revolver Amendment No. 3]

Bank of America, N.A.,
as Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Perrigo JPM Revolver Amendment No. 3]

CITIBANK, N.A. as Lender

By:	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

[Signature Page - Revolver Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Perrigo JPM Revolver Amendment No. 3]

HSBC BANK USA, N.A., as Lender

By:	/s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

[Signature Page - Revolver Amendment No. 3]

MORGAN STANLEY BANK, N.A. as Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page - Revolver Amendment No. 3]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

[Signature Page - Revolver Amendment No. 3]

CITIZENS BANK N.A., as Lender

By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Signature Page - Revolver Amendment No. 3]

MIZUHO BANK, Ltd.,
as Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Perrigo JPM Revolver Amendment No. 3]

FIFTH THIRD BANK,
as Lender

By:	/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

[Perrigo JPM Revolver Amendment No. 3]

BNP Paribas, as Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page - Revolver Amendment No. 3]

PNC BANK, NATIONAL ASSOCIATION, as
Lender

By:	/s/ Sommer M. Bainbridge
Name: Sommer M. Bainbridge
Title: Senior Vice President

[Signature Page - Revolver Amendment No. 3]

ING BANK N.V., DUBLIN BRANCH,
as Lender

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Perrigo JPM Revolver Amendment No. 3]

SANTANDER BANK, N.A., as Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

[Signature Page - Revolver Amendment No. 3]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/s/ James Weinstein
Name: James Weinstein
Title: Managing Director

[Signature Page - Revolver Amendment No. 3]

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

[Signature Page - Revolver Amendment No. 3]